EXHIBIT 99.1

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE                                    CONTACT ERIC GRAAP
                                                         (540) 349-0212 or
                                                         egraap@fauquierbank.com

                       FAUQUIER BANKSHARES, INC. ANNOUNCES
                              RECORD 2000 EARNINGS

         WARRENTON,  VA, JANUARY 31, 2001 - Fauquier  Bankshares,  Inc. (NASDAQ:
FBSS), today announced net income for the quarter ended December 31, 2000 of $667,000, an increase of 11 percent from $602,000 for the quarter ended December 31, 1999. Earnings per share on a fully diluted basis were $0.39 in the fourth quarter of 2000 compared with $0.33 in the fourth quarter of 1999. Net income for 2000 totaled $3.10 million, an increase of 17 percent from the $2.64 million earned in 1999. Earnings per share on a fully diluted basis were $1.75 in 2000 compared with $1.45 in 1999.

         Net interest income was $2.94 million for the quarter ended December 31, 2000 compared with $3.03 million for the quarter ended December 31, 1999, a decrease of $90,000 or 3 percent. The decrease in net interest income was a result of an increase in higher-costing certificates of deposit as a funding source for loan growth. Interest expense on deposits increased 33 percent during the fourth quarter of 2000 when compared with the same quarter one year earlier. This increase in expense was due to a $21.4 million increase in average certificates of deposit balances, as well as an increase in average interest rates paid on certificates of deposit from 4.53% during the December 1999 quarter to 5.76% for the same period one year later.

         For the twelve-month period, net interest income increased 8 percent from $11.09 million in 1999 to $11.92 million in 2000. The annual increase in net interest income was primarily due to the $1.72 million increase in interest and fee income on loans in 2000 compared with 1999, partially offset by a $0.63 million decrease in interest income on securities available for sale over the same periods. The increase in interest and fee income on loans was due to an $18.2 million increase in average loans outstanding, net of the allowance for loan losses, in 2000 compared with 1999.

         In the quarter ended December 31, 2000, other income was $653,000, an increase of $29,000 above the December 1999 quarter. For the same respective quarters, other expenses decreased $99,000 or 4 percent, primarily due to the decrease in non-loan charge-offs. For the comparable twelve-month periods, other income and other expenses increased 12 percent and 7 percent, respectively. Service charges on deposit accounts generated most of the increase in other income, while the growth in employee salaries and benefits and consulting and professional fees contributed to most of the increase in other expenses.

         Stockholders' equity totaled $22.4 million at December 31, 2000, an increase of 6 percent from December 31, 1999. During 2000, 63,120 shares of common stock were repurchased, reflecting management's desire to increase shareholders' return on equity.

         C. Hunton Tiffany, chairman, president and chief executive officer of Fauquier Bankshares, Inc., and its wholly-owned subsidiary, The Fauquier Bank, stated, "2000 was a year of continued progress for Fauquier Bankshares, Inc. and The Fauquier Bank. Our commitment to make each of our customer's financial life easier has only grown during 2000, as has our commitment to remain an independent community resource. We look forward to 2001 with eager anticipation of continued growth in our geographic markets, of continued growth in our core earnings, and of continued growth in serving our customers' financial needs."

                               INSURANCE RECOVERY

         On January 29, 2001, The Fauquier Bank recovered $542,000, net of a $25,000 deductible, from its insurance carrier for losses resulting from a misappropriation of cash discovered in early 2000. This recovery will be recorded as income during the first quarter of the year ending December 31, 2001.

         On February 28, 2000, the Bank was first advised by its accountants as to the possible misappropriation of cash in the approximate amount of $437,000. The Bank immediately reported the loss to its insurance carrier and began an aggressive investigation of the misappropriation. The $437,000 loss was recorded in the year ended December 31, 1999.

         Based on the ongoing investigation of the misappropriation, an additional $130,000 loss was recorded in the year ended December 31, 2000. Subject to further results of the ongoing investigation, additional insurance recoveries, if any, would be recorded as income in the year received.

         Fauquier Bankshares, Inc. and its principal subsidiary, The Fauquier Bank, have assets of approximately $250 million at December 31, 2000. The Fauquier Bank, founded in 1902, is Fauquier County's only locally owned, independent community bank. The bank offers personal service through six full service branches and seven ATM locations throughout Fauquier County and in Manassas, Virginia; and extended hours through a call center seven days a week. Additionally, The Fauquier Bank offers a full range of Internet banking, commercial, investments and trust management services, details of which can be found at www.fauquierbank.com.

         This press release contains "forward-looking statements" as defined by federal securities laws. These statements may address issues that involve risks, uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Please refer to Fauquier Bankshares, Inc.'s most recent Form 10-K report and other documents filed with the Securities and Exchange Commission for a summary of important factors that could affect these forward-looking statements. Fauquier Bankshares, Inc. undertakes no obligation to revise these statements following the date of this press release.

                                      #####

                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
              FOR THE THREE MONTHS ENDED DECEMBER 31, 2000 AND 1999



INTEREST INCOME                                 DECEMBER 31, 2000          DECEMBER 31, 1999
                                                -----------------          -----------------
Interest and fees on loans                         $ 4,305,548                $ 3,920,555
Taxable interest on investment securities               27,122                     46,863
Tax-exempt interest on investment securities            25,805                     26,865
Taxable interest on AFS securities                     137,100                    301,242
Tax-exempt interest on AFS securities                    8,019                      3,254
Dividends                                               44,394                     39,951
Interest on federal funds sold                         191,701                    167,455
Interest on deposits in other banks                      1,126                      2,901
                                                   -----------                -----------
     Total interest income                           4,740,815                  4,509,086
                                                   -----------                -----------

INTEREST EXPENSE
Interest on deposits                                 1,553,587                  1,167,038
Interest on FHLB advances                              247,057                    311,758
Interest on federal funds purchased                         --                         --
                                                   -----------                -----------
     Total interest expense                          1,800,644                  1,478,796
                                                   -----------                -----------
     Net interest income                             2,940,171                  3,030,290

Provision for loan losses                                   --                     55,000
                                                   -----------                -----------

     Net interest income after
     provision for loan losses                       2,940,171                  2,975,290


OTHER INCOME
Trust department income                                143,930                    128,258
Service charges on deposit accounts                    375,971                    310,276
Other service charges, commissions and fees            231,123                    185,671
Gains on securities AFS                               (110,830)                        --
Other operating income                                  13,149                         --
                                                   -----------                -----------
     Total other income                                653,343                    624,205
                                                   -----------                -----------

OTHER EXPENSES
Salaries and employee benefits                       1,069,025                    990,384
Net occupancy expense of premises                      129,760                    123,239
Furniture and equipment                                203,570                    196,798
Advertising and business development                   125,432                     72,956
Bank card                                               99,499                    110,392
Consulting and professional fees                       230,616                    257,495
Data processing                                        162,179                    136,832
Miscellaneous non-loan charge-offs                     198,554                    458,429
Postage                                                 42,125                     42,381
Supplies                                                30,773                     28,029
Taxes, other than income                                54,122                     53,445
Telephone                                               47,775                     67,810
Other operating expenses                               235,815                    190,476
                                                   -----------                -----------
     Total other expense                             2,629,245                  2,728,666
                                                   -----------                -----------

     Income before income taxes                        964,268                    870,829

Income tax expense                                     297,601                    268,999
                                                   -----------                -----------

NET INCOME                                         $   666,667                $   601,830
                                                   ===========                ===========

EARNINGS PER SHARE, BASIC                          $      0.39                $      0.33
                                                   ===========                ===========

EARNINGS PER SHARE, DILUTED                        $      0.39                $      0.33
                                                   ===========                ===========


                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
             FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000 AND 1999


INTEREST INCOME                                          DECEMBER 31, 2000           DECEMBER 31, 1999
                                                         -----------------           -----------------
Interest and fees on loans                                  $ 16,584,470                $ 14,862,821
Taxable interest on investment securities                        142,788                     213,787
Tax-exempt interest on investment securities                     103,808                     114,302
Taxable interest on AFS securities                               539,331                   1,180,573
Tax-exempt interest on AFS securities                             17,778                      13,757
Dividends                                                        158,761                     149,120
Interest on federal funds sold                                   450,492                     561,842
Interest on deposits in other banks                                5,251                      32,478
                                                            ------------                ------------
     Total interest income                                    18,002,679                  17,128,680
                                                            ------------                ------------

INTEREST EXPENSE

Interest on deposits                                           5,188,371                   4,977,353
Interest on FHLB advances                                        895,984                   1,065,369
Interest on federal funds purchased                                   --                          --
                                                            ------------                ------------
     Total interest expense                                    6,084,355                   6,042,722
                                                            ------------                ------------

     Net interest income                                      11,918,324                  11,085,958

Provision for loan losses                                        457,498                     695,000
                                                            ------------                ------------

     Net interest income after
     provision for loan losses                                11,460,826                  10,390,958

OTHER INCOME

Trust department income                                          547,072                     566,029
Service charges on deposit accounts                            1,483,245                   1,189,526
Other service charges, commissions and fees                      802,293                     676,675
Gains on securities AFS                                         (110,830)                         --
Other operating income                                             8,969                         877
                                                            ------------                ------------
     Total other income                                        2,730,749                   2,433,107
                                                            ------------                ------------

OTHER EXPENSES

Salaries and employee benefits                                 4,108,482                   3,718,435
Net occupancy expense of premises                                467,111                     437,293
Furniture and equipment                                          834,915                     830,603
Advertising and business development                             381,204                     337,503
Bank card                                                        408,342                     401,617
Consulting and professional fees                                 855,637                     598,423
Data processing                                                  644,911                     581,729
Non-loan charge-offs                                             443,194                     607,319
Postage                                                          144,691                     148,825
Supplies                                                         108,515                     116,494
Taxes, other than income                                         235,193                     231,279
Telephone                                                        175,538                     233,360
Other operating expenses                                         857,613                     780,246
                                                            ------------                ------------
     Total other expense                                       9,665,346                   9,023,126
                                                            ------------                ------------

     Income before income taxes                                4,526,229                   3,800,939

Income tax expense                                             1,429,601                   1,161,999
                                                            ------------                ------------

NET INCOME                                                  $  3,096,628                $  2,638,940
                                                            ============                ============

EARNINGS PER SHARE, BASIC                                   $       1.76                $       1.46
                                                            ============                ============

EARNINGS PER SHARE, DILUTED                                 $       1.75                $       1.45
                                                            ============                ============

                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets
                                   (Unaudited)


                                                                       DECEMBER 31, 2000       DECEMBER 31, 1999
                                                                       -----------------       -----------------
ASSETS

Cash and due from banks                                                   $  10,841,319           $  10,697,343
Interest-bearing deposits in other banks                                         49,565                 278,123
Federal funds sold                                                           14,688,000              14,010,000
Securities (fair value: 2000, $16,957,101; 1999, $18,752,504)                16,955,981              18,779,388
Loans, net of allowance for loan losses
      of $2,554,033 in 2000 and $2,284,348 in 1999.                         197,878,880             181,503,312
Bank premises and equipment, net                                              5,257,188               5,594,248
Accrued interest receivable                                                   1,640,550               1,097,562
Other real estate                                                                     -                       -
Other assets                                                                  2,543,345               1,247,649
                                                                          -------------           -------------

              TOTAL ASSETS                                                $ 249,854,828           $ 233,207,625
                                                                          =============           =============

LIABILITIES
Deposits:
  Non-interest bearing                                                    $  39,382,364           $  33,045,513
  Interest-bearing                                                          172,720,895             154,227,161
                                                                          -------------           -------------
     Total deposits                                                         212,103,259             187,272,674
Federal Home Loan advances                                                   13,000,000              23,000,000
Dividends payable                                                               291,072                 265,770
Other liabilities                                                             2,041,558               1,464,826
                                                                          -------------           -------------

              TOTAL LIABILITIES                                             227,435,889             212,003,270
                                                                          -------------           -------------

SHAREHOLDERS' EQUITY
Common stock, par value, $3.13; authorized 8,000,000 shares;
  issued and outstanding 2000, 1,712,191 shares;
  1999, 1,774,037 shares                                                      5,359,158               5,552,736
Capital surplus                                                                       -                       -
Retained earnings                                                            17,145,324              16,019,525
Accumulated other comprehensive income                                          (85,543)               (367,906)
                                                                          -------------           -------------
              TOTAL SHAREHOLDERS' EQUITY                                     22,418,939              21,204,355
                                                                          -------------           -------------
              TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $ 249,854,828           $ 233,207,625
                                                                          =============           =============
